UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2009 (October 22, 2009)

                   RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under “Item 8.01 — Other Events” of this Current Report on Form 8-K below relating to the changes in executive officers of Rurban and RDSI in connection with the contemplated spin-off is incorporated herein by reference.

Item 7.01 – Regulation FD Disclosure.

On October 21, 2009, Rurban issued a news release announcing that its Board of Directors has declared a quarterly shareholder dividend of $0.09 per share.   The dividend is payable on November 20, 2009 to all shareholders of record on November 6, 2009.  A copy of the October 21, 2009 news release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.

Item 8.01 – Other Events.

On October 22, 2009, Rurban issued a news release announcing that its Board of Directors has approved proceeding with the appropriate filings with the SEC in connection with the contemplated spin-off of Rurban’s technology subsidiary, Rurbanc Data Services, Inc. (“RDSI”).  The contemplated spin-off would be effected through a dividend of the common shares of RDSI to the shareholders of Rurban, resulting in RDSI becoming a separate and independent public company.   It is anticipated that the previously-announced merger of RDSI and New Core Banking Systems will be completed immediately following the contemplated spin-off of RDSI.

Rurban currently anticipates that the spin-off would be completed in the first quarter of 2010, subject to the satisfaction of a number of conditions.  The conditions include final approval by the Rurban Board of Directors of the spin-off and its terms, the SEC filings becoming effective under applicable SEC laws and regulations, the successful conversion of The State Bank and Trust Company, Rurban’s banking subsidiary, to New Core Banking Systems’ Single Source™ software, and the satisfaction of the conditions to the merger between RDSI and New Core Banking Systems under the terms of the Agreement and Plan of Reorganization entered into on April 25, 2009.

Rurban announced the following changes in the executive officers of Rurban and RDSI in connection with the contemplated spin-off:

•
Kenneth A. Joyce will continue as Chairman and CEO of RDSI and will also temporarily take the role of President of RDSI.  Mr. Joyce, who also currently serves as Rurban’s President and CEO, will relinquish these positions and assume the role of Executive Vice Chairman of Rurban effective January 1, 2010 through March 31, 2010.  Following this date, Mr. Joyce will maintain a consulting relationship with Rurban through the end of 2010 to assist with the transition.

•	Mark A. Klein, who currently serves as President and CEO of The State Bank and Trust Company, will assume the CEO position at Rurban effective January 1, 2010.

•
Effective upon the completion of the contemplated spin-off, Duane L. Sinn, currently Rurban’s Chief Financial Officer, will be joining RDSI as its Chief Financial Officer.  Rurban is currently conducting a search for a new CFO to replace Mr. Sinn.

•	Later in the fourth quarter of 2009, Henry R. Thiemann will be retiring after ten successful years in various positions with Rurban, including the last two years as RDSI’s President.

•
Effective upon the completion of the contemplated spin-off and subsequent merger between RDSI and New Core Banking Systems, John J. Aranowicz, the founder and current CEO of New Core Banking Systems, will be joining RDSI as an Executive Vice President with responsibility for Software Development and other responsibilities.

In its October 22, 2009 news release, Rurban also announced that it has commenced an accelerated depreciation expense of its ITI software and associated software in anticipation of an end to data processing operations using the current ITI software.  Rurban commenced the accelerated depreciation expense in August 2009, with the entire balance of $4.7 million expected to be written-off by the last half of 2010.  Additionally, Rurban announced that non-recurring legal and compliance expenses related to the spin-off, which expenses began in the first quarter of 2009, will continue to be incurred through the first quarter of 2010.

In its October 22, 2009 news release, Rurban also provided an update on RDSI’s sales efforts in offering New Core Banking Systems’ Single Source™ software to its current data processing customers who are now being serviced using ITI software.  Rurban announced that it currently has one banking site utilizing the Single Source™ software, a major conversion scheduled for the fourth quarter of 2009 (The State Bank and Trust Company), four executed contracts, and nine letters of intent to convert to the new software.

A copy of the October 22, 2009 news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information

Rurban and/or RDSI plan to make appropriate filings with the SEC concerning the contemplated spin-off and the merger transaction between RDSI and New Core Banking Systems.  Those filings will include a combined information statement to be delivered to Rurban shareholders in connection with the spin-off and a proxy statement/disclosure document to be delivered to the New Core shareholders in connection with the approval of the merger transaction by the New Core shareholders. The combined information statement/proxy statement/disclosure document and other documents filed by Rurban and/or RDSI with the SEC will contain important information about Rurban, RDSI, New Core and the merger transaction. WE URGE INVESTORS AND NEW CORE SHAREHOLDERS TO READ CAREFULLY THE COMBINED INFORMATION STATEMENT/PROXY STATEMENT/DISCLOSURE STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS ALSO FILED WITH THE SEC.  NEW CORE SHAREHOLDERS IN PARTICULAR SHOULD READ THE COMBINED INFORMATION STATEMENT/PROXY STATEMENT/DISCLOSURE DOCUMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER TRANSACTION.  Investors and shareholders will be able to obtain a free copy of the combined information statement/proxy statement/disclosure document — along with other filings containing information about Rurban and RDSI — at the SEC’s website at http://www.sec.gov.  Copies of the combined information statement/proxy statement/disclosure document, and any filings with the SEC incorporated by reference in such document, can also be obtained free of charge by directing a request to Rurban Financial Corp., 401 Clinton Street, Defiance, Ohio 43512; Attention: Ms. Valda Colbart, Investor Relations Officer; Telephone:  (419) 784-2759.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction.  Rurban and RDSI contemplate that the RDSI common shares to be issued to shareholders of New Core Banking Systems in the merger will not be registered under the Securities Act of 1933, as amended, in reliance upon an applicable exemption from registration requirements.  In this case, the RDSI common shares issued to shareholders of New Core Banking Systems in the merger may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 – Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on October 21, 2009 regarding declaration of quarterly shareholder dividend

99.2	News release issued by Rurban Financial Corp. on October 22, 2009 regarding the contemplated spin-off of Rurbanc Data Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: October 23, 2009	By: /s/ Duane L. Sinn
Duane L. Sinn
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated October 23, 2009

Rurban Financial Corp.

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on October 21, 2009 regarding declaration of quarterly shareholder dividend

99.2	News release issued by Rurban Financial Corp. on October 22, 2009 regarding the contemplated spin-off of Rurbanc Data Services, Inc.